 EXHIBIT 10.2

MYCAUSE BEVERAGES INC.

SUBSCRIPTION AGREEMENT

1.	SUBSCRIPTION:

(a)	The undersigned hereby subscribes for ____________ shares of common stock of MyCause Beverages Inc. (the “Company”) , at a price of $1.00 per share.

(b)	The total subscription price ($1.00 x number of shares purchased): is $___________

2.	SUBSCRIBER INFORMATION:

Name (type or print)	Social Sec. No.	Address

Name (type or print)	Social Sec. No.	Address

Mailing Address:

Street	City	State	Zip

3.	TYPE OF OWNERSHIP: (You must check one box)

1.	[ ] Individual	6.	[ ] Joint Tenants with rights of Survivorship

2.	[ ] Tenants in Common	7.	[ ] Custodian for _____________________________________

3.	[ ] Community Property	8.	[ ] Uniform Gifts to Minors Act of the State of ______________

4.	[ ] Partnership	9.	[ ] Corporation _____________________________________

5.	[ ] Trust	10.	[ ] Other (explain) ___________________________________

4.	RECEIPT OF DISCLOSURE DOCUMENT:

By executing this Subscription Agreement the undersigned acknowledges receipt of a current Prospectus, as supplemented to the date of this Subscription Agreement, in which the terms and conditions of the offering of the Company’s common stock and the risks associated therewith are described.

5.	TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason. If the offering is so terminated and the Company is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned to the undersigned without any interest earned thereon or any deduction therefrom.

6.	REPRESENTATIONS AND WARRANTIES:

By executing this Subscription Agreement, the undersigned represents and warrants to the Company that:

(a)
Subscriber is buying the shares of the Company’s common stock for Subscriber's own account or is buying for the account or benefit of a member or members of Subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another. Furthermore, if Subscriber is purchasing for the account of another person or entity, Subscriber has full authority to execute this Subscription Agreement in such capacity and on behalf of such person or entity.

(b)	Subscriber is 18 years of age or over (You must check one box) [ ] Yes[ ] No

7.	ACCEPTANCE OF SUBSCRIPTION:

The undersigned Subscriber hereby confirms the understanding that the Company has the full right to accept or reject this subscription, in whole or in part, provided that the Company must accept or reject the subscription by____________________, 2013. In case of rejection of the subscription, the undersigned’s subscription monies will promptly be returned to the undersigned without interest thereon or deduction therefrom.

Signatures:

Executed this ____ day of ____ at, ____________________________________________[Address, City, State, Zip]

X____________________________________	X_________________________________________
Signature (subscriber or authorized signature)	Signature (subscriber or authorized signature)

MAKE CHECK PAYABLE TO: MYCAUSE BEVERAGES INC.

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:

MYCAUSE BEVERAGES INC.
39445 FLORAL LANE
MECHANICSVILLE, MARYLAND 20659

PLEASE MAKE A COPY OF YOUR COMPLETED SUBSCRIPTION AGREEMENT

ACCEPTED:

MYCAUSE BEVERAGES INC.

By:

Title:

Date: